UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 23, 2016, we sold, through subsidiaries which owned such interests, our equity interests in RBH - TRB Newark Holdings, LLC, which we refer to as the Newark Joint Venture, to RBH Partners III, LLC, for $16.9 million. The buyer is an affiliate of our former partners in the Newark Joint Venture. We anticipate recognizing a gain of approximately $15 million in the quarter ending March 31, 2016 in connection with this sale. (This gain will be recognized for tax and financial statement reporting purposes).
In addition, we (i) may be paid up to an additional $900,000 by the newly formed parent of the Newark Joint Venture (“Holdco”) upon the achievement of specified investment returns, development of certain properties, realization of specified cost savings and any one or more of the foregoing and (ii) have been granted a nominal profit participation interest in Holdco. We do not anticipate generating significant income, if any, from these interests.
Other than our subsidiary’s agreement to provide indemnity with respect to (i) certain carve-out guaranty and other indemnity obligations with respect to a bond in principal amount of $5.3 million and (ii) up to $2.8 million of other obligations related to the venture (collectively, the “Indemnity Obligations”), neither we nor our subsidiaries have any guaranty, indemnity or similar obligations with respect to the Newark Joint Venture. Holdco and the Newark Joint Venture have agreed to indemnify us for certain losses we may sustain as a result of the Indemnity Obligations.
As a result of the sale of our equity interest in the Newark Joint Venture, the mortgage debt in principal amount of $19.5 million owed to us by this venture (the “NJV Debt”), which had been eliminated in consolidation in our consolidated balance sheet at December 31, 2015, will be reflected as a mortgage receivable in our consolidated balance sheet at March 31, 2016. The NJV Debt matures in June 2017 and bears an annual interest rate of 11%, of which 6% is paid on a monthly basis and 5% accrues and is to be paid in June 2016 (i.e., $2.2 million) and at maturity. There are ongoing discussions with an institutional lender with respect to the possible repayment of approximately $5.9 million of the NJV Debt by April 2016 and the related release of certain properties from the mortgages securing such debt.We have agreed to release certain properties upon the satisfaction of specified conditions, including the payment of $5.9 million. We can provide no assurance that such transaction will be completed.

BRT intends to use $8 million of the proceeds from the sale of our equity interest to pay off an equivalent amount of debt owed to Gould Investors L.P., a related party.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference to the extent responsive to this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated herein by reference to the extent responsive to this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

			Page
(a)	Unaudited Pro Forma Consolidated Financial Statements		3
	(i) Pro Forma Consolidated Balance Sheet at December 31, 2015		4
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2015		5
	For the year ended September 30, 2014		6
	For the year ended September 30, 2013		7
	For the three months ended December 31, 2015		8
	(iii) Notes to Pro Forma Consolidated Financial Statements		9

(c)	Exhibit

	Exhibit No.	Description
	99.1	Press release dated February 24, 2016.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On February 23, 2016, TRB Newark Assemblage, LLC and TRB Newark TRS, LLC, wholly owned subsidiaries of the Trust ("BRT or the "Trust") sold its equity interest in the Newark Joint Venture for a sale price of $16.9 million.

On February 1, 2016, TRB River Place LLC, an indirect wholly owned subsidiary of BRT Realty Trust and an unaffiliated joint venture partner, acquired a 240 unit multi-family garden apartment complex located at 4501 Sheraton Drive, Macon, GA (“River Place”) for a purchase price of $14.5 million, including $11.2 million of mortgage debt obtained in connection with the acquisition.

On January 22, 2016, TRB Cinco Ranch LLC, an indirect wholly owned subsidiary of the Trust and an unaffiliated joint venture partner acquired a multi-family garden apartment complex located at 3306 S. Fry Road, Katy, TX ("Retreat at Cinco Ranch") containing 268 units for a purchase price of $40.3 million, including $30.8 million of mortgage debt.

The pro forma unaudited consolidated balance sheet is presented as if the disposition and acquisitions had been completed on December 31, 2015. The pro forma unaudited consolidated statement of income for the year ended September 30, 2015 is presented as if the disposition and acquisitions had been completed on October 1, 2014.The pro forma unaudited consolidated statement of income for the three months ended December 31, 2015, is presented as if the disposition and acquisitions had been completed on October 1, 2015.

These pro forma unaudited consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2015.

The pro forma unaudited consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the disposition and acquisitions on October 1, 2014 and October 1, 2015, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At December 31, 2015
(Amounts in thousands, except per share data)

	The Trust Historical	Previously Reported Acquisitions	Disposition of Newark Joint Venture		The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $46,301	$769,320	$54,775	$(147,688)		$676,407

Cash and cash equivalents	21,379	(10,787)	14,036		24,628
Restricted cash - Newark	15,229	—	(15,229)		—
Restricted cash - multi-family	5,919	—	—		5,919
Real estate loans	—	—	19,500	(a)	19,500
Deferred costs, net	15,581	482	(9,808)		6,255
Deposits and escrows	14,484	619	(63)		15,040
Other assets	14,701	152	(8,756)		6,097
Real estate property held-for-sale	23,869	—	—		23,869
Total Assets	$880,482	$45,241	$(148,008)		$777,715

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$596,204	$41,950	$(113,585)		$524,569
Junior subordinated notes	37,400	—	—		37,400
Other borrowings - including $8,000 to related party	14,001	—	(6,001)		8,000
Accounts payable and accrued liabilities	21,019	65	(7,196)		13,888
Deferred income	33,736	—	(33,736)		—
Mortgage payable held-for-sale	19,248	—	—		19,248
Total Liabilities	721,608	42,015	(160,518)		603,105

Commitments and contingencies	—		—		—

Equity:
BRT Realty Trust shareholders' equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	—	—	—		—
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,428 issued	40,285	—	—		40,285
Additional paid-in capital	162,072	—	—		162,072
Accumulated other comprehensive loss	(38)	—	—		(38)
Accumulated deficit	(81,448)	—	15,000		(66,448)
Total BRT Realty Trust shareholders' equity	120,871	—	15,000		135,871
Non-controlling interests	38,003	3,226	(2,490)		38,739
Total Equity	158,874	3,226	12,510		174,610
Total Liabilities and Equity	$880,482	$45,241	$(148,008)		$777,715

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2015
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions	Disposition of Newark Joint Venture		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$81,358	$5,853	$(4,335)		$82,876
Other income	1,139	—	635	(a)	1,774
Total revenues	82,497	5,853	(3,700)		84,650
Expenses:
Real estate operating expenses - including $1,233 to related parties	43,219	2,776	(4,610)		41,385
Interest expense	24,177	1,957	(4,880)		21,254
Advisor's fees, related party	2,448	—	(296)		2,152
Property acquisition costs - including $1,293 to related parties	1,885	—	—		1,885
General and administrative - including $171 to related party	6,683	—	—		6,683
Depreciation	20,695	1,644	(2,241)		20,098
Total expenses	99,107	6,377	(12,027)		93,457
Total revenues less total expenses	(16,610)	(524)	8,327		(8,807)
Gain on sale of real estate	15,005	—	—		15,005
Net (loss) income	(1,605)	(524)	8,327		6,198
Plus: net loss (income) attributable to non-controlling interests	(783)	105	(4,186)		(4,864)
Net (loss) income attributable to common shareholders	$(2,388)	$(419)	$4,141		$1,334

Basic and diluted per share amounts attributable to
common shareholders:
Basic and diluted (loss) income per share	$(0.17)	$(0.03)	$0.29		$0.09

Weighted average number of common shares outstanding:
Basic and diluted	14,133,352	14,133,352	14,133,352		14,133,352

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2014
(Dollars in thousands, except share data)

	The Trust Historical	Disposition of Newark Joint Venture		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$65,254	$(3,529)		$61,725
Other income	1,160	5,695	(a)	6,855
Total revenues	66,414	2,166		68,580
Expenses:
Real estate operating expenses - including $1,120 to related parties	37,067	(4,083)		32,984
Interest expense	20,670	(4,235)		16,435
Advisor's fees, related party	1,801	(234)		1,567
Property acquisition costs - including $1,677 to related parties	2,542	—		2,542
General and administrative - including $286 to related party	6,324	—		6,324
Depreciation	15,576	(1,631)		13,945
Total expenses	83,980	(10,183)		73,797
(Loss) income from continuing operations	(17,566)	12,349		(5,217)
Discontinued operations:
Income from discontinued operations - including $214 to related party	1,400	—		1,400
Net (loss) income	(16,166)	12,349		(3,817)
Plus: net loss (income) attributable to non-controlling interests	6,712	(6,045)		667
Net loss (income) attributable to common shareholders	$(9,454)	$6,304		$(3,150)

Basic and diluted per share amounts attributable to
common shareholders:
(Loss) income from continuing operations	$(0.76)	$0.44		$(0.32)
Income from discontinued operations	0.10	—		0.10
Basic and diluted loss earnings per share	$(0.66)	$0.44		$(0.22)

Amounts attributable to BRT Realty Trust:
(Loss) income from continuing operations	$(10,854)	$6,304		$(4,550)
Income from discontinued operations	1,400	—		1,400
Net (loss) income attributable to common shareholders	$(9,454)	$6,304		$(3,150)

Weighted average number of common shares outstanding:
Basic and diluted	14,265,589	14,265,589		14,265,589

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2013
(Dollars in thousands, except share data)

	The Trust Historical	Disposition of Newark Joint Venture		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$30,592	$(1,947)		$28,645
Other income	1,411	409	(a)	1,820
Total revenues	32,003	(1,538)		30,465
Expenses:
Real estate operating expenses - including $426 to related parties	16,409	(2,180)		14,229
Interest expense	11,978	(3,591)		8,387
Advisor's fees, related party	971	(180)		791
Property acquisition costs - including $1,382 to related parties	2,637	—		2,637
General and administrative - including $442 to related party	5,862	—		5,862
Depreciation	7,094	(850)		6,244
Total expenses	44,951	(6,801)		38,150
Total revenue less total expense	(12,948)	5,263		(7,685)
Gain on sale of available-for-sale securities	530	—		530
Gain on sale of partnership interest	5,481	—		5,481
(Loss) income from continuing operations	(6,937)	5,263		(1,674)
Discontinued operations:
Discontinued operations - including $831 to related party	8,257	—		8,257
Gain on sale of real estate assets	769	—		769
Income from discontinued operations	9,026	—		9,026
Net income	2,089	5,263		7,352
Plus: net loss (income) attributable to non-controlling interests	2,924	(2,894)		30
Net income attributable to common shareholders	$5,013	$2,369		$7,382

Basic and diluted per share amounts attributable to
common shareholders:
(Loss) income from continuing operations	$(0.28)	$0.17		$(0.11)
Income from discontinued operations	0.63	—		0.63
Basic and diluted earnings (loss) earnings per share	$0.35	$0.17		$0.52

Amounts attributable to BRT Realty Trust:
(Loss) income from continuing operations	$(3,244)	$2,369		$(875)
Income from discontinued operations	8,257	—		8,257
Net income attributable to common shareholders	$5,013	$2,369		$7,382

Weighted average number of common shares outstanding:
Basic and diluted	14,137,091	14,137,091		14,137,091
See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Three Months Ended December 31, 2015
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions	Disposition of Newark Joint Venture		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$22,935	$1,464	$(1,537)		$22,862
Other income	277	—	52	(a)	329
Total revenues	23,212	1,464	(1,485)		23,191
Expenses:
Real estate operating expenses - including $433 to related parties	11,506	694	(1,333)		10,867
Interest expense - including $24 to related party	6,928	488	(1,397)		6,019
Advisor's fees, related party	693	—	(85)		608
Property acquisition costs	57	—	—		57
General and administrative-including $26 to related party	1,749	—	—		1,749
Depreciation	5,661	411	(677)		5,395
Total expenses	26,594	1,593	(3,492)		24,695
Total revenues less total expenses	(3,382)	(129)	2,007		(1,504)
Gain on sale of real estate assets	609	—	—		609
Net (loss) income	(2,773)	(129)	2,007		(895)
Plus: net loss (income) attributable to non-controlling interests	739	26	(959)		(194)
Net (loss) income attributable to common shareholders	$(2,034)	$(103)	$1,048		$(1,089)

Basic and diluted per share amounts attributable to
common shareholders:
Basic and diluted (loss) earnings per share	$(0.14)	$(0.01)	$0.07		$(0.08)

Weighted average number of common shares outstanding:
Basic and diluted	14,101,056	14,101,056	14,101,056		14,101,056

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Trust include the accounts of the Trust and consolidated subsidiaries in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Other Income”. Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.
Notes to the pro forma unaudited consolidated balance sheet as of December 31, 2015 and statements of income for Newark JV, and where applicable, other previously reported acquisitions for the year ended September 30, 2015, 2014, 2013 and for the three month period ended December 31, 2015.

a)
The adjustment reflects the addition of $322,000, $1.7 million, $6.8 million and $1.5 million of interest income on the NJV Debt (as defined) for the three months ended December 31, 2015, and the years ended September 30, 2015, 2014 and 2013, respectively, and the deduction of other income of $270,000 for the quarter ended December 31, 2015, and $1.1 million for each of the three years ended September 30, 2015, 2014 and 2015. The NJV Debt refers to the mortgage debt in principal amount of $19.5 million owed to us by the Newark Joint Venture which had been eliminated in our consolidated financial statements and the related interest income. The loan matures in June 2017 and bears an annual interest rate of 11%, of which 6% is paid on a monthly basis and 5% accrues and is to be paid in June 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

February 24, 2016	By: /s/ David W. Kalish
Great Neck, NY	David W. Kalish
Senior Vice President - Finance